TABLE OF CONTENTS Page IMPORTANT NOTES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3 LETTER FROM CEO ROBERT KEANE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4 SUMMARY CONSOLIDATED RESULTS: 3-YEAR TREND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7 INCOME STATEMENT HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9 CASH FLOW AND RETURN ON INVESTED CAPITAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11 DEBT AND SHARE REPURCHASES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13 SEGMENT RESULTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 VISTAPRINT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 UPLOAD AND PRINT: PRINTBROTHERS AND THE PRINT GROUP . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15 NATIONAL PEN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17 ALL OTHER BUSINESSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18 CENTRAL AND CORPORATE COSTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19 CURRENCY IMPACTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20 CURRENT OUTLOOK . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21 FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21 BALANCE SHEET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22 INCOME STATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23 CASH FLOW STATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24 ABOUT NON-GAAP MEASURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25 NON-GAAP RECONCILIATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26 ABOUT CIMPRESS, SAFE HARBOR STATEMENT AND CONTACT INFORMATION . . . . . . . . . . . . . . . . . . . . . . . 36 Page 2 of 36

CIMPRESS' UPPERMOST FINANCIAL OBJECTIVE Our uppermost financial objective is to maximize our intrinsic value per share (“IVPS”). We define IVPS as (a) the unlevered free cash flow per diluted share that, in our best judgment, will occur between now and the long-term future, appropriately discounted to reflect our cost of capital, minus (b) net debt per diluted share. We define unlevered free cash flow as adjusted free cash flow plus cash interest expense related to borrowing. We endeavor to make all financial decisions in service of this priority. As such, we often make decisions that could be considered non-optimal were they to be evaluated based on other criteria such as (but not limited to) near- and mid-term revenue, operating income, net income, EPS, adjusted EBITDA, and cash flow. IVPS is inherently long term in nature. Thus an explicit outcome of this is that we accept fluctuations in our financial metrics as we make investments that we believe will deliver attractive long-term returns on investment. OUR STRATEGY Cimpress invests in and builds customer-focused, entrepreneurial, mass customization businesses for the long term, which we manage in a decentralized, autonomous manner. We drive competitive advantage across Cimpress through a select few shared strategic capabilities that have the greatest potential to create company-wide value. We limit all other central activities to only those which absolutely must be performed centrally. OUR CAPITAL ALLOCATION PHILOSOPHY Cimpress has historically deployed capital via organic investments, share repurchases, acquisitions and equity investments, and debt reduction. We have not paid a dividend and we do not intend to for the foreseeable future. We consider capital to be fungible across all of these categories; we do not favor one over the other, but rather seek to grow our IVPS by allocating capital across these categories in function of the relative returns of current and expected future opportunities. We delegate to our businesses and central teams capital allocation decisions that our operational executives expect to pay back in less than twelve months. For capital allocation with pay back beyond that time frame, we evaluate the relative returns of potential uses of capital. Most of the executives that lead our businesses are incentivized based on the long-term returns on invested capital generated in their business. The remainder are primarily incentivized though performance share units that are based on the long-term growth of the Cimpress share price beyond a hurdle rate. We seek to deliver a weighted average return on our portfolio of deployed capital, net of failures, that is materially above our weighted average cost of capital (WACC), which we estimate to be 8.5%. In support of this objective, we vary the hurdle rates that we use at the time of investment decisions in function of our judgment of the risks to various types of investment. For example, we require only 10% for highly predictable organic investments in established markets, 15% for M&A of established, growing, profitable companies, and 25% for risky investments such as our investments in startup businesses or emerging markets. We recognize that a portfolio of investments that exceeds our WACC does not necessarily mean, by itself, that we have made good capital allocation decisions. We compare our returns against the opportunity cost of potentially higher returns that might have come from deploying the same capital into even higher-returning opportunities of a similar risk level. This more stringent measure of performance clarifies the cost of mistakes, which we have made in the past. Page 3 of 36

LETTER FROM ROBERT Dear Investor, COVID-19 raged for ten of the twelve months in calendar 2020, creating chaos for the small and medium businesses who account for most of our revenues. This adversely impacted Cimpress but we did not stand still. We made significant cost reductions in March and April, many of them permanent. We continued our implementation of the broad series of actions to drive focus and operational execution as I first described publicly in my quarterly letter on January 30, 2019. And we maintained or accelerated our significant investments in technology, data and analytics, talent, customer experience, new product introductions, quality, customer service technology upgrades and brand. At the same time, we demonstrated our financial resilience for the owners of our approximately 26 million shares outstanding as of the end of December. • Calendar year 2020 operating income was $39 million and operating cash flow was $330 million. Adjusted EBITDA was $367 million and adjusted free cash flow was $243 million. • Year to date in FY 2021, we have repaid $171 million of debt. Our net debt of $1,278 million as of December 31, 2020 is lower than it was prior to the pandemic, with a total leverage ratio as calculated per our debt covenants of 3.53. • When comparing year-to-date FY 2021 to the same six-month period two years ago (the period just before we began to implement the series of actions mentioned above), operating income improved 54%, adjusted EBITDA 28%, operating cash flow 25%, and adjusted free cash flow 47%. Although our revenue is down because of the pandemic we believe that our traditional competitors, who still constitute the majority of the market, have experienced a greater revenue drop as many customers migrate from offline to online where Cimpress is the clear leader. We believe most of these customers will stay online post- pandemic, which would mean that we have been taking market share. Furthermore, we are expanding Vistaprint's total addressable market via the acquisition of 99designs, a global marketplace that connects freelance graphic designers and businesses. 99designs' revenue has grown year over year during the pandemic. In summary, during difficult pandemic circumstances Cimpress has reduced costs, continued pre-COVID plans to focus on execution and invest to improve customer value and competitive capabilities, demonstrated our underlying cash generation capability, gained market share and entered the very large adjacent market for design services via a freelance marketplace. These factors bode well for Cimpress in post-pandemic times. Of course, for now COVID-19 still rages and our revenue may get worse before it gets better. But the pandemic will eventually end. In the meantime we will keep driving efficiencies, continue investing to serve customers better, and remain steadfast on our multi-decade journey of value-creating growth for all our stakeholders. We will host our typical mid-year strategy update call on February 24, 2021, in which we will share more detailed examples of the exciting work going on across Cimpress, and answer investors' questions. If you have questions you'd like us to address on that call, please email them to ir@cimpress.com before February 17, 2021. Sincerely, Robert S. Keane Founder, Chairman & CEO Please see non-GAAP reconciliations at the end of this document. Page 4 of 36

SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND

$ in thousands, except percentages

REVENUE BY REPORTABLE SEGMENT, TOTAL REVENUE AND INCOME FROM OPERATIONS:

	Q2 FY2019	Q2 FY2020	Q2 FY2021	YTD FY19	YTD FY20	YTD FY21
Vistaprint	$ 443,940	$ 433,305	$ 436,317	$ 789,260	$ 776,476	$ 765,608
PrintBrothers	116,314	126,617	121,806	217,703	235,907	221,918
The Print Group	87,740	87,699	76,204	158,740	159,957	142,641
National Pen	132,951	127,985	114,692	198,922	198,148	182,341
All Other Businesses	48,256	49,774	55,365	55,971	92,050	98,843
Inter-segment eliminations	(3,634)	(5,047)	(18,239)	(6,048)	(8,246)	(38,706)
Total revenue	**$ 825,567**	**$ 820,333**	**$ 786,145**	**$1,414,548**	**$1,454,292**	**$1,372,645**
Reported revenue growth	*8 %*	*(1)%*	*(4)%*	*7 %*	*3 %*	*(6)%*
Organic constant currency revenue growth	*6 %*	*— %*	*(9)%*	*7 %*	*2 %*	*(10)%*
Income from operations	**$ 90,615**	**$ 121,595**	**$ 94,194**	**$ 84,627**	**$ 146,974**	**$ 130,180**
Income from operations margin	*11 %*	*15 %*	*12 %*	*6 %*	*10 %*	*9 %*

EBITDA (LOSS) BY REPORTABLE SEGMENT ("SEGMENT EBITDA") AND ADJUSTED EBITDA:

	Q2 FY2019	Q2 FY2020	Q2 FY2021	YTD FY19	YTD FY20	YTD FY21
Vistaprint	$ 102,510	$ 138,857	$ 112,331	$ 168,051	$ 226,161	$ 202,488
PrintBrothers	11,691	16,459	16,457	22,262	27,236	26,172
The Print Group	16,368	18,105	12,569	28,214	31,739	24,752
National Pen	26,634	28,099	18,728	10,166	18,249	8,057
All Other Businesses	(2,294)	3,668	10,657	(7,016)	5,385	19,266
Total segment EBITDA	**$ 154,909**	**$ 205,188**	**$ 170,742**	**$ 221,677**	**$ 308,770**	**$ 280,735**
Central and corporate costs	(29,810)	(35,631)	(30,490)	(60,577)	(69,783)	(60,360)
Unallocated share-based compensation	11,138	(2,774)	(494)	7,070	(2,275)	(1,644)
Exclude: share-based compensation expense[1]	(5,612)	8,325	5,243	3,305	13,075	13,526
Include: Realized gains (losses) on certain currency derivatives not included in segment EBITDA	7,446	10,408	(1,578)	9,053	15,246	(361)
Adjusted EBITDA	**$ 138,071**	**$ 185,517**	**$ 143,423**	**$ 180,528**	**$ 265,033**	**$ 231,896**
Adjusted EBITDA margin	*17 %*	*23 %*	*18 %*	*13 %*	*18 %*	*17 %*
Adjusted EBITDA year-over-year growth	*3 %*	*34 %*	*(23)%*	*— %*	*47 %*	*(13)%*

[1]SBC expense listed above excludes the portion included in restructuring-related charges to avoid double counting.

CASH FLOW AND OTHER METRICS:

	Q2 FY2019	Q2 FY2020	Q2 FY2021	YTD FY19	YTD FY20	YTD FY21
Net cash provided by operating activities	$ 183,270	$ 202,192	$ 150,487	$ 205,490	$ 265,097	$ 256,168
Net cash used in investing activities	(299,940)	(24,453)	(55,593)	(349,508)	(53,816)	(76,677)
Net cash provided by (used in) financing activities	118,218	(174,385)	(99,775)	149,861	(207,390)	(191,754)
Adjusted free cash flow	154,841	177,345	130,439	144,780	213,586	212,933
Cash interest related to borrowing	20,423	23,929	49,221	26,123	33,313	58,299

Please see non-GAAP reconciliations at the end of this document.

Page 5 of 36

SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND (CONTINUED)

$ in thousands, except where noted

COMPONENTS OF ADJUSTED FREE CASH FLOW:

	Q2 FY2019	Q2 FY2020	Q2 FY2021	YTD FY19	YTD FY20	YTD FY21
Adjusted EBITDA	$ 138,071	$ 185,517	$ 143,423	$ 180,528	$ 265,033	$ 231,896
Cash restructuring payments	(425)	(494)	(1,446)	(1,656)	(2,756)	(3,961)
Cash taxes	(5,512)	(711)	(4,639)	(10,961)	(5,183)	(4,991)
Other changes in net working capital and other reconciling items	71,559	41,809	62,370	63,702	41,316	91,523
Purchases of property, plant and equipment	(17,741)	(13,901)	(8,407)	(38,767)	(28,094)	(16,790)
Purchases of intangible assets not related to acquisitions	—	—	—	(22)	—	—
Capitalization of software and website development costs	(10,688)	(10,946)	(11,641)	(21,921)	(23,417)	(26,445)
Adjusted free cash flow before cash interest related to borrowing	**$ 175,264**	**$ 201,274**	**$ 179,660**	**$ 170,903**	**$ 246,899**	**$ 271,232**
Cash interest related to borrowing	(20,423)	(23,929)	(49,221)	(26,123)	(33,313)	(58,299)
Adjusted free cash flow	**$ 154,841**	**$ 177,345**	**$ 130,439**	**$ 144,780**	**$ 213,586**	**$ 212,933**

Q2 FY2021 COMPONENTS OF ADJUSTED FREE CASH FLOW ($M)


$143.4
($1.4)
($4.6)
$62.4
($8.4)
($11.6)
$179.7
($49.2)
$130.4
Adjusted EBITDA
Restructuring payments
Cash taxes
Other NWC changes & other items
Capital expenditures
Capitalization of software
Adjusted FCF before interest related to borrowing
Cash interest related to borrowing
Adjusted FCF

YTD FY2021 COMPONENTS OF ADJUSTED FREE CASH FLOW ($M)


$231.9
($4.0)
($5.0)
$91.5
$(16.8)
($26.4)
$271.2
($58.3)
$212.9
Adjusted EBITDA
Restructuring payments
Cash taxes
Other NWC changes & other items
Capital expenditures
Capitalization of software
Adjusted FCF before interest related to borrowing
Cash interest related to borrowing
Adjusted FCF

Please see non-GAAP reconciliations at the end of this document.

Page 6 of 36

SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND

$ in millions, except percentages and share data

Revenue & Reported Revenue Growth (Decline) (1)



$826
$662
$675
$634
$820
$598
$429
$587
$786
8%
4%
7%
8%
(1)%
(10)%
(36)%
(7)%
(4)%
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

(1) Reported revenue growth rates are impacted by the timing of acquisitions and divestitures.

Organic Constant-Currency Revenue Growth (Decline)



6%
3%
5%
4%
—%
(9)%
(36)%
(10)%
(9)%
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

Cash Flow from Operations



$183
$17
$109
$63
$202
$19
$54
$106
$150
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

Adjusted Free Cash Flow & Cash Interest Related to Borrowing (2)



Adj. FCF
Interest
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

	Q219	Q319	Q419	Q120	Q220	Q320	Q420	Q121	Q221
Adj. FCF	$155	($15)	$82	$36	$177	($4)	$34	$82	$130
Interest (2)	$20	$8	$22	$9	$24	$9	$30	$9	$49

(2) Cash interest related to borrowing is total cash interest less interest expense for Waltham, MA lease.

Please see non-GAAP reconciliations at the end of this document.

Page 7 of 36

SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND (CONTINUED)

$ in millions, except percentages and share data

GAAP Operating Income (Loss) & Adjusted EBITDA



GAAP OI (Loss)
Adjusted EBITDA
$91
$138
$30
$89
$49
$117
$25
$80
$122
$186
$(88)
$71
$(3)
$64
$36
$88
$94
$143
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

Net Income (Loss) Attributable to Cimpress



$69
$7
$34
$20
$190
$(85)
$(42)
$(11)
$32
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3 FY20
Q4 FY20
Q1 FY21
Q2 FY21

Net Debt (1)



Cash / cash equivalents
High yield notes
2nd lien notes
Term loan
Revolver
Other debt
$48
($400)
($274)
($376)
($10)
($1,012)
$44
($400)
($516)
($156)
($16)
($1,044)
$35
($400)
($505)
($116)
($14)
($1,000)
$31
($400)
($491)
($331)
($17)
($1,208)
$37
($400)
($478)
($488)
($15)
($1,344)
$228
($600)
($452)
($612)
($14)
($1,450)
$45
($600)
($300)
($148)
($422)
($12)
($1,437)
$40
($600)
($300)
($146)
($344)
($11)
($1,361)
$37
$(600)
$(300)
$(144)
$(260)
$(11)
($1,278)
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

Weighted Average Shares Outstanding (Millions) (2)



Basic
Diluted
31.8
31.5
31.3
30.5
27.9
26.0
25.9
25.9
26.4
30.9
30.8
30.6
29.7
27.0
26.0
25.9
25.9
26.0
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

(1) Excludes debt issuance costs, debt premiums and discounts.
(2) Basic and diluted shares are the same in certain periods where we reported a GAAP net loss.

Please see non-GAAP reconciliations at the end of this document.

Page 8 of 36

INCOME STATEMENT HIGHLIGHTS Our reported revenue and organic constant-currency revenue declined 4% and 9%, respectively, in Q2. The pandemic continues to negatively impact revenue results, but the year-over-year decline in organic constant-currency revenue was slightly better than Q1 FY2021. Below is a view of our revenue results by segment for Q2 FY2021: Q2 revenue change FY21 versus FY20 Segment: Reported Organic Constant-Currency Vistaprint 1% (6)% Combined Upload and Print (8)% (14)% National Pen (10)% (13)% All Other Businesses 11% 14% Total (4)% (9)% These results vary by segment as each business has a different mix of products and customers with unique pandemic impact. Revenue from event-driven and some small business products continued to decline, partially offset by revenue from new products introduced in reaction to the pandemic such as face masks (about 5% of total Q2 revenue), and consumer products in Vistaprint and BuildASign that in total grew 6% year over year in Q2 excluding invitations & announcements, which is an event- driven category. Q2 FY2021 GAAP operating income decreased $27.4 million year over year to $94.2 million. The negative impact of the pandemic was partly offset by variable cost controls, fixed cost savings and lower share-based compensation expense, but the gross margin profile of our revenue mix was unfavorable compared to last year particularly in Vistaprint, and we increased organic investment including advertising spend. Additionally, gross margin was negatively impacted by approximately $4.5 million of expense for some pandemic-related products, most notably disposable masks in National Pen, for which pricing and demand have dropped. Operating income benefited from about $4.0 million of COVID-19-related government incentives, primarily to offset wages for manufacturing and customer service team members in countries where demand decreased but roles were maintained. Adjusted EBITDA for Q2 FY2021 was $143.4 million, down 23% from Q2 FY2020 for many of the same reasons as the decrease in operating income. Note that share- based compensation, restructuring charges and depreciation and amortization are excluded from our adjusted EBITDA calculation. Another difference between operating income and adjusted EBITDA is the inclusion of realized gains or losses on currency derivatives intended to hedge EBITDA, the details of which can be found on page 20. Year over year, the net impact of currency negatively impacted adjusted EBITDA by about $4.0 million in Q2. (continued on next page) 2-Year Stacked Reported Revenue Growth 40% 20% 19% 13% 7% 1% (6)% (29)% (5)% 32% 16% 12% 5% 8% 4% 7% 8% (1)% 8% 4% 7% 8% (1)% (10)% (36)% (7)% (4)% Earlier period Later period Q2 '18 + Q2 '19 Q3 '18 + Q3 '19 Q4 '18 + Q4 '19 Q1 '19 + Q1 '20 Q2 '19 + Q2 '20 Q3 '19 + Q3 '20 Q4 '19 + Q4 '20 Q1 '20 + Q1 '21 Q2 '20 + Q2 '21 2-Year Stacked Organic Constant- Currency Revenue Growth 17% 14% 16% 12% 6% (6)% (31)% (6)% (9)% 11% 11% 11% 8% 6% 3% 5% 4% —%6% 3% 5% 4% —% (9)% (36)% (10)% (9)% Earlier period Later period Q2 '18 + Q2 '19 Q3 '18 + Q3 '19 Q4 '18 + Q4 '19 Q1 '19 + Q1 '20 Q2 '19 + Q2 '20 Q3 '19 + Q3 '20 Q4 '19 + Q4 '20 Q1 '20 + Q1 '21 Q2 '20 + Q2 '21 GAAP Operating Income (Loss) ($M) & Margin (%) (Quarterly) $91 $30 $49 $25 $122 $(88) $(3) $36 $94 11% 5% 7% 4% 15% (15)% (1)% 6% 12% Q2F Y19 Q3F Y19 Q4F Y19 Q1F Y20 Q2F Y20 Q3F Y20 Q4F Y20 Q1F Y21 Q2F Y21 Adjusted EBITDA ($M) & Margin (%) (Quarterly) $138 $89 $117 $80 $186 $71 $64 $88 $143 17% 13% 17% 13% 23% 12% 15% 15% 18% Q2F Y19 Q3F Y19 Q4F Y19 Q1F Y20 Q2F Y20 Q3F Y20 Q4F Y20 Q1F Y21 Q2F Y21 Please see non-GAAP reconciliations at the end of this document. Page 9 of 36

INCOME STATEMENT HIGHLIGHTS (CONTINUED)

GAAP net income per diluted share for the second quarter was $1.22, versus $6.81 in the same quarter a year ago. In addition to the operating income decline, the most material driver of this decline was a $114.1 million income tax benefit recorded in the year-ago period as a result of Swiss tax reform. We also had increased interest expense, as well as the recognition of non-operational, non-cash year-over-year currency losses in other income (expense), net (details on page 20).

Gross profit (revenue minus the cost of revenue) decreased year over year by $26.1 million in the second quarter, due to the pandemic-induced revenue decrease and product mix shifts and the $4.5 million of pandemic-related product expense described above, partially offset by cost reductions and approximately $2.5 million of government wage incentives recognized during the quarter in cost of revenue. Currency had a positive impact on gross profit for the quarter.

Gross margin (revenue minus the cost of revenue expressed as a percent of revenue) in the second quarter was 50.9%, down compared to the same quarter a year ago, with the most significant impact being product mix.

Contribution profit (revenue minus the cost of revenue, advertising and payment processing) decreased year over year by $30.4 million in the second quarter. In addition to the decrease in gross profit mentioned above, we also increased advertising spend slightly year over year including investment in upper funnel spend in Vistaprint. Payment processing fees decreased in line with revenue. Currency movements benefited contribution profit year over year.

Contribution margin (revenue minus the cost of revenue, the cost of advertising and payment processing, expressed as a percent of revenue) in the second quarter was 36.4%, down from 38.6% in the same quarter a year ago.

Advertising as a percent of revenue increased year over year for the second quarter from 11.8% to 12.7%, for the same reasons described above.

GAAP Operating Income & Adj. EBITDA ($M) (TTM)


TTM OI
TTM Adj EBITDA
$123
$327
$136
$347
$164
$387
$195
$424
$226
$471
$109
$453
$56
$400
$67
$409
$39
$367
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

Gross Profit ($M) & Gross Margin (%)


Gross Profit
Gross Margin %
$414
$319
$330
$308
$426
$288
$210
$288
$400
50.2%
48.2%
48.9%
48.6%
52.0%
48.2%
48.8%
49.0%
50.9%
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3 FY20
Q4 FY20
Q1 FY21
Q2 FY21

Contribution Profit ($M) & Contribution Margin (%)


Contribution Profit
Contribution Margin %
$266
$210
$239
$205
$317
$201
$166
$208
$286
32.3%
31.8%
35.4%
32.3%
38.6%
33.7%
38.6%
35.5%
36.4%
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3 FY20
Q4 FY20
Q1 FY21
Q2 FY21

Please see non-GAAP reconciliations at the end of this document.

Page 10 of 36

CASH FLOW & RETURN ON INVESTED CAPITAL We generated $150.5 million of cash from operations in Q2 FY2021, compared with $202.2 million in the year-ago period, largely driven by the $42.1 million decrease in adjusted EBITDA described on page 9. Additionally, cash interest was higher year-over-year by $25.3 million as a result of the February 2020 add on to our senior unsecured notes and the debt servicing from our May 2020 second lien notes. Cash taxes were higher by $4.0 million year over year. The year-over-year decrease in cash from operations was partially offset by more favorable inflows from working capital. Adjusted free cash flow was $130.4 million in the second quarter of FY2021 compared to $177.3 million in the same period a year ago. Adjusted free cash flow decreased as a result of similar factors as our operating cash flow. In Q2 FY2021 an increase in capitalized software spend was more than offset by lower spend in capital expenditures which resulted in a combined year-over-year contribution to free cash flow of $4.8 million. Internally, our most important annual performance metric is unlevered free cash flow, which we define as adjusted free cash flow plus cash interest expense related to borrowing. The top two charts at the right illustrate these components on a quarterly and trailing-twelve-month basis. The GAAP operating measures that we use as a basis to calculate adjusted return on invested capital (adjusted ROIC) are total debt, total shareholders' equity, and operating income. Debt decreased compared to the year- ago period. Excess cash is excluded from our calculation of invested capital. On a trailing-twelve-month basis, adjusted ROIC as of December 31, 2020 declined compared to the prior year and sequentially due to the year-over-year decline in TTM profits. Excluding share-based compensation, adjusted ROIC also decreased both year over year and sequentially. Adjusted Free Cash Flow & Cash Interest Related to Borrowing ($M) (Quarterly) FCF Interest Q2F Y19 Q3F Y19 Q4F Y19 Q1F Y20 Q2F Y20 Q3F Y20 Q4F Y20 Q1F Y21 Q2F Y21 Q219 Q319 Q419 Q120 Q220 Q320 Q420 Q121 Q221 Adj. FCF $155 ($15) $82 $36 $177 ($4) $34 $82 $130 Interest $20 $8 $22 $9 $24 $9 $30 $9 $49 Adjusted Free Cash Flow & Cash Interest Related to Borrowing ($M) (TTM) $165 $153 $212 $258 $281 $292 $244 $290 $243 $53 $55 $57 $60 $64 $65 $73 $73 $98 FCF Interest Q2F Y19 Q3F Y19 Q4F Y19 Q1F Y20 Q2F Y20 Q3F Y20 Q4F Y20 Q1F Y21 Q2F Y21 Adjusted Return on Invested Capital (TTM) 14% 16% 19% 22% 25% 23% 20% 21% 19% 17% 18% 21% 23% 27% 26% 22% 25% 22% Adjusted ROIC Adjusted ROIC ex SBC Q2F Y19 Q3F Y19 Q4F Y19 Q1F Y20 Q2F Y20 Q3F Y20 Q4F Y20 Q1F Y21 Q2F Y21 Please see non-GAAP reconciliations at the end of this document. Page 11 of 36

CASH FLOW & ROIC (CONTINUED)

Cash Flow from Operations ($M) (Quarterly)


$183
$17
$109
$63
$202
$19
$54
$106
$150
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

Cash Flow from Operations ($M) (TTM)


$221
$270
$331
$372
$391
$393
$338
$381
$330
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

Certain Cash Payments Impacting Cash Flow from Operations ($M)* (Quarterly)


Cash Restructuring
Cash Interest Related to Borrowing
Cash Earn-Out Payments
$20
$20
$11
$8
$3
$23
$22
$1
$11
$9
$2
$24
$24
$11
$9
$2
$34
$30
$4
$12
$9
$3
$50
$49
$1
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

Certain Cash Payments Impacting Cash Flow from Operations ($M)* (TTM)


Cash Restructuring
Cash Interest Related to Borrowing
Cash Earn-Out Payments
$110
$49
$53
$8
$62
$55
$7
$63
$57
$6
$67
$60
$7
$71
$64
$7
$71
$65
$6
$82
$73
$9
$82
$73
$9
$108
$98
$10
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

Capital Expenditures & Capitalization of Software & Website Development Costs ($M) (Quarterly)


Capital Expenditures
Capitalized Software
$29
$11
$18
$32
$13
$19
$27
$14
$13
$26
$12
$14
$25
$11
$14
$23
$12
$11
$20
$8
$12
$23
$15
$8
$20
$12
$8
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

Capital Expenditures & Capitalization of Software & Website Development Costs ($M) (TTM)


Capital Expenditures
Capitalized Software
$106
$45
$61
$117
$46
$71
$120
$49
$71
$114
$50
$64
$110
$50
$60
$101
$50
$51
$94
$44
$50
$91
$46
$45
$86
$47
$39
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

** Cash restructuring and cash interest related to borrowing impact both cash flow from operations and adjusted free cash flow. Cash earn-out payments impact cash flow from operations but are excluded from adjusted free cash flow.*

Please see non-GAAP reconciliations at the end of this document.

Page 12 of 36

DEBT & SHARE REPURCHASES

As of December 31, 2020, our **total debt** net of issuance costs, was $1,271.1 million. **Net debt**, excluding issuance costs, other debt discounts and premiums and net of cash on the balance sheet, was $1,278.5 million, down from $1,360.6 million as of September 30, 2020 as we used excess cash to repay debt.

As previously described, during Q4 FY2020 we amended our credit facility to ensure financial flexibility while we are responding to the effects of the pandemic. The credit facility amendment suspends pre-existing maintenance covenants including the total and senior secured leverage covenants and interest coverage ratio covenant, until the publication of results for the quarter ending December 31, 2021, for which quarter the pre-amendment maintenance covenants will be reinstated. The covenant suspension period could end earlier at our election if we have total leverage equal to or lower than 4.75x annualized EBITDA for each of two consecutive quarters and are compliant with the pre-amendment maintenance covenants. We have met these requirements for Q1 and Q2 FY2021 and so this election is available to us at our option upon filing of these results. During the suspension period, we have new maintenance covenants requiring minimum liquidity (defined as unrestricted cash plus unused revolver) of $50 million and EBITDA (as defined in our debt agreements) above zero in each of the quarters ending June 30 and September 30, 2021. Our liquidity (unrestricted cash plus available revolver) increased from $542.8 million as of September 30, 2020 to $621.8 million as of December 31, 2020.

The calculation of our debt-covenant-defined leverage ratio (either total or senior secured debt to trailing-twelve-month EBITDA) uses definitions of both debt and EBITDA that differ from the corresponding figures reported in this document. For that reason, we will continue to provide visibility to our leverage ratio during the covenant suspension period, which was a **total leverage ratio** of 3.53 as of December 31, 2020, an increase from 3.41 as of September 30, 2020, and **senior secured leverage ratio** of 1.90, a decrease from last quarter. These calculations are based on gross leverage and do not reflect cash on the balance sheet.

We did not repurchase any shares during Q2 FY2021. As part of the Q4 FY2020 amendment to our credit facility we are not able to repurchase shares during the covenant suspension period.


Total Leverage Ratio*
3.21
3.19
2.74
3.00
2.99
3.42
3.57
3.41
3.53
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

**Total leverage ratio as calculated in accordance with our debt covenants*


Amount Available for Borrowing ($M)
$424
$439
$604
$522
$531
$485
$424
$502
$585
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21


Interest Expense Related to Borrowing ($M)*
(Income Statement View)
$14
$15
$14
$15
$16
$17
$28
$31
$30
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

**Excludes interest expense associated with our Waltham, Massachusetts lease as well as investment consideration*


Share Repurchases ($M)
$14
$12
$29
$232
$305
$90
$—
$—
$—
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

Please see non-GAAP reconciliations at the end of this document.

Page 13 of 36

SEGMENT RESULTS

VISTAPRINT

Vistaprint's Q2 FY2021 revenue was up 1% year over year on a reported basis but declined 6% on an organic constant-currency basis. This is the first quarter that 99designs revenue is included in Vistaprint results. Though sequentially heightened pandemic restrictions negatively impacted revenue for most business products and event-related consumer products like invitations & announcements, Vistaprint delivered growth in seasonal holiday products and other product categories. Face masks continued to benefit Vistaprint's year-over-year growth, but revenue from face masks was lower sequentially both in absolute dollars and percentage of revenue.

Vistaprint segment EBITDA declined year over year by $26.5 million in Q2 FY2021 partly due to the pandemic-influenced change in product mix described above. As expected, advertising spend increased to 15% of segment revenue in Q2, up from 11% in Q1 and 14% in the year-ago period. Vistaprint further expanded return thresholds for performance advertising channels from Q1, and also increased upper-funnel advertising spend and brand-based sponsorships year over year by approximately $5 million. These investments contributed to growth in new customer count and bookings, but we don't expect to see returns on the upper-funnel and sponsorship spend until future quarters. Other Q2 operating expenses grew year over year with continued hiring, increased spend on an improved customer experience, and $4 million of agency fees for Q2 and future ad campaigns. These were partially offset by cost reductions including technology savings from a Q4 FY2020 restructuring and reduced consulting spend versus last year. The 99designs acquisition was neutral to segment EBITDA.

Vistaprint continues to progress on the multi-year project to rebuild its technology infrastructure. To date, we have launched new sites in seven countries, constantly iterating and improving capabilities on the site along with new processes that improve customer experience. We plan to launch in additional markets in coming quarters, including in the U.S. prior to our next holiday season.

Vistaprint had approximately $25 million of revenue related to face masks in Q2. We think mask-related sales will decline over the coming quarters, although we expect that such a decline in revenue from face masks should broadly coincide with the start of increased activity that should improve demand for core business products.


Revenue ($M) & Reported Revenue Growth
Quarterly
$444
1%
$359
(2)%
$360
(2)%
$343
(1)%
$433
(2)%
$316
(12)%
$245
(32)%
$329
(4%)
$436
1%
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21


Organic Constant-Currency Revenue Growth
Quarterly
3%
1%
—%
1%
(2)%
(11)%
(31)%
(5)%
(6)%
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21


2-Year Stacked Organic Constant-Currency Revenue Growth
Earlier period
Later period
3%
(2)%
1%
(11)%
(10)%
—%
(31)%
1%
(5)%
(4)%
(2)%
(6)%
(8)%
Q2'19+ Q2'20
Q3'19+ Q3'20
Q4'19+ Q4'20
Q1'20+ Q1'21
Q2'20+ Q2'21


Segment EBITDA ($M) & Segment EBITDA Margin
Quarterly
$103
23%
$88
25%
$94
26%
$87
25%
$139
32%
$74
23%
$66
27%
$90
27%
$112
26%
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21


Vistaprint Advertising ($M) & as % of Revenue
$92
21%
$62
17%
$54
15%
$53
15%
$61
14%
$45
14%
$19
8%
$35
11%
$67
15%
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3 FY20
Q4 FY20
Q1 FY21
Q2 FY21

Please see non-GAAP reconciliations at the end of this document.

Page 14 of 36

UPLOAD AND PRINT

Financial results for PrintBrothers and The Print Group are presented on page 5 of this document, as well as on the next page.

Combined upload and print revenue (i.e., the combination of revenue for PrintBrothers and The Print Group, adjusted to exclude inter-segment revenue when conducted between businesses in these segments) in Q2 FY2021 declined year over year by 8% in USD, or 14% on an organic constant-currency basis, as the effects of the pandemic continued to have a negative impact on demand in Q2 with lockdowns and restrictions on key upload and print industries like restaurants, as well as continued restrictions on events, for instance trade shows, that are normally significant drivers of the revenue in this segment. Despite these pressures, several upload and print businesses have found pockets of strength in demand and pivoted quickly to deliver quality offerings to help fill in some of the reduced demand in other areas. The Print Group continued to benefit from increased inter-segment sales of pandemic-related products that are included in segment results but eliminated at the consolidated level.

Combined upload and print EBITDA (i.e., the combination of segment EBITDA for PrintBrothers and The Print Group) decreased by 16%, or $5.5 million, year over year in Q2 FY2021, as revenue declines in Q2 impacted profitability. We continued to control costs in these businesses, and drove efficiency gains by leveraging our mass customization platform to shift production to lower-cost sources. These businesses also received approximately $1.6 million of pandemic-related government incentives to offset wages in locations that experienced significant demand decreases but where roles were maintained. These factors resulted in a 100 basis point decline in combined upload and print EBITDA margins year-over-year.

We continue to invest in key areas within our upload and print businesses to ensure they work more closely together to exploit scale advantages and improve their cost competitiveness. These businesses also continue to adopt and invest in technologies that are part of our mass customization platform, which we believe over the long term will further improve customer value and the efficiency of each business.

WHAT BUSINESSES ARE IN THESE SEGMENTS?

PRINTBROTHERS:

WirmachenDruck.de

druck at

Drukwerkdeal

THE PRINT GROUP:

pixartprinting

exaprint

TRADEPRINT.CO.UK

easyflyer

Please see non-GAAP reconciliations at the end of this document.

Page 15 of 36

PRINTBROTHERS:

Revenue ($M) & Reported Revenue Growth Quarterly



$116
8%
$109
5%
$117
8%
$109
8%
$127
9%
$109
—%
$73
(38)%
$100
(8)%
$122
(4)%
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

Organic Constant-Currency Revenue Growth Quarterly



12%
14%
15%
13%
8%
—%
(39)%
(15)%
(11)%
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

2-Year Stacked Organic Constant-Currency Revenue Growth



Earlier period
Later period
20%
8%
12%
14%
14%
—%
15%
(39)%
(24)%
13%
(15)%
(2)%
8%
(11)%
(3)%
Q2'19+ Q2'20
Q3'19+ Q3'20
Q4'19+ Q4'20
Q1'20+ Q1'21
Q2'20+ Q2'21

Note: results for these businesses were recast back to FY2017, therefore, we are not able to calculate growth rates prior to FY2018.

Segment EBITDA ($M) & Segment EBITDA Margin Quarterly



$12
10%
$8
7%
$13
11%
$11
10%
$16
13%
$9
8%
$3
5%
$10
10%
$16
14%
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

THE PRINT GROUP:

Revenue ($M) & Reported Revenue Growth Quarterly



$88
3%
$79
(2)%
$88
3%
$72
2%
$88
—%
$69
(13)%
$76
(47)%
$66
(8)%
$76
(13)%
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

Organic Constant-Currency Revenue Growth Quarterly



6%
6%
9%
7%
3%
(10)%
(46)%
(12)%
(19)%
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

2-Year Stacked Organic Constant-Currency Revenue Growth



Earlier period
Later period
9%
3%
6%
6%
(10)%
(4)%
9%
(46)%
(37)%
7%
(12)%
(5)%
3%
(19)%
(16)%
Q2'19+ Q2'20
Q3'19+ Q3'20
Q4'19+ Q4'20
Q1'20+ Q1'21
Q2'20+ Q2'21

Segment EBITDA ($M) & Segment EBITDA Margin Quarterly



$16
19%
$16
20%
23%
$14
19%
$18
21%
$11
16%
$9
19%
$12
18%
$13
16%
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

Please see non-GAAP reconciliations at the end of this document.

Page 16 of 36

NATIONAL PEN

National Pen's Q2 FY2021 revenue declined 10% on a reported basis and 13% on an organic constant-currency basis. This is a bit worse than Q1 FY2021 year-over-year revenue results, but still significantly better than the results during the height of pandemic impact in Q4 FY2020. National Pen executed well on its holiday peak in light of the pandemic while sales to larger businesses continue to be negatively impacted due to cancelled trade shows and other large-scale events. Product sales to other Cimpress businesses continued to fill in some of the lost revenue from lower demand.

Segment EBITDA fell year over year by $9.4 million in Q2 FY2021. The impacts of lower revenue on National Pen's fixed cost base negatively impacted profitability this quarter in comparison to the year-ago period, and National Pen recognized $4.4 million of expense for pandemic-related products (primarily disposable face masks) for which pricing and demand have dropped. These negative profit impacts were partially offset by reduced variable cost, advertising, and discretionary spend. National Pen pulled back on prospecting activities year over year, improving the efficiency of spend.

National Pen continued to play a valuable role this quarter in the execution and fulfillment of face masks for multiple Cimpress businesses in North America. Additionally, National Pen ramped up fulfillment capabilities for canvas prints to help other Cimpress businesses manage peak demand during this holiday season. We continue to make investments in National Pen's e-commerce and other technology capabilities, based on the capabilities of the mass customization platform.


Revenue ($M) & Reported Revenue Growth
Quarterly
$133
5%
$80
(2%)
$70
6%
$70
6%
$128
(4%)
$68
(14)%
$33
(53)%
$68
(4)%
$115
(10%)
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21


Organic Constant-Currency Revenue Growth
Quarterly
7%
1%
8%
8%
(3)%
(13)%
(53)%
(5)%
(13)%
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21


2-Year Stacked Organic Constant-Currency Revenue Growth
Earlier period
Later period
4%
7%
(3)%
1%
(13)%
(12)%
8%
(53)%
3%
8%
(5)%
(3)%
(13)%
(16)%
Q2'19+ Q2'20
Q3'19+ Q3'20
Q4'19+ Q4'20
Q1'20+ Q1'21
Q2'20+ Q2'21


Segment EBITDA (Loss) ($M) & Segment EBITDA (Loss) Margin
Quarterly
$27
20%
$—%
$7
10%
(14)%
$(10)
$28
22%
(2)%
$(1)
(29)%
$(9)
(16)%
$(11)
$19
16%
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

Please see non-GAAP reconciliations at the end of this document.

Page 17 of 36

ALL OTHER BUSINESSES

This segment delivered increased year-over-year revenue and EBITDA during Q2 FY2021, mostly driven by strong performance from BuildASign, whose home décor products continued to generate strong results through the holiday season. In addition, the business benefited from higher volumes of political signage in comparison to the prior year due to the 2020 election season in the United States. In addition to BuildASign's strong stand-alone execution, this business has increasingly leveraged our mass customization platform (MCP) to drive new product introduction, improve customer experience, and also to fulfill for other Cimpress businesses. As an example, this quarter BuildASign was able to launch custom calendars in time for holiday sales through design and marketplace technologies within our MCP. Revenue also grew year over year in our smaller Printi and YSD businesses.

Q2 FY2021 segment EBITDA improved year over year by $7.0 million. Each business improved its profitability compared to last year, with the overall improvement primarily driven by revenue growth and advertising efficiency in BuildASign. Printi and YSD reduced losses through revenue growth and improved efficiency. Our Q4 FY2020 divestiture of loss-making VIDA also contributed to year-over-year profit improvements in the second quarter. Segment EBITDA margin improved substantially year over year from 7% last year to 19% in Q2 FY2021.

Revenue ($M) & Reported Revenue Growth*
Quarterly



Revenue
Reported Revenue Growth
$48
544%
$38
443%
$42
500%
$42
448%
$50
3%
$39
3%
$43
1%
$43
3%
$55
11%
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

**Reported revenue growth from Q2FY2019 through Q1FY2020 benefits from the timing of the BuildASign acquisition on October 1, 2018.*

Organic Constant-Currency Revenue Growth
Quarterly



12%
(15)%
—%
(4)%
4%
5%
4%
6%
14%
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

Segment EBITDA (Loss) ($M) & Segment EBITDA (Loss) Margin
Quarterly



(5%)
$(2)
(3%)
$(1)
$2
4%
$2
4%
$4
7%
$3
8%
$9
21%
$9
20%
$11
19%
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

BUSINESSES IN THIS REPORTABLE SEGMENT:

With the exception of BuildASign, which is a larger and profitable business, the All Other Businesses segment consists of two early-stage businesses that we continue to manage at a relatively modest operating loss as previously described and planned. We expect fluctuations in growth as each of their business models evolve in function of customer feedback, testing, and entrepreneurial pivoting.

BuildASign is an e-commerce provider of canvas-print wall décor, business signage and other large-format printed products, based in Austin, Texas.

Printi, the online printing leader in Brazil, offers a superior customer experience with transparent and attractive pricing, reliable service and quality.

YSD is a startup business in China that provides end-to-end mass customization software solutions to brands and IP owners, supporting multiple channels including retail stores, websites, WeChat and e-commerce platforms to enhance brand awareness and competitiveness, and develop new markets.

Please see non-GAAP reconciliations at the end of this document.

Page 18 of 36

CENTRAL AND CORPORATE COSTS

Central and corporate costs decreased 19% year over year in Q2 FY2021 from $38.4 million to $31.0 million, due to decreased unallocated share-based compensation (SBC) expense and other central and corporate costs.

Excluding unallocated SBC, central and corporate costs were down 14%, or $5.1 million, year over year during the second quarter. This is due to savings from the technology reorganization implemented in Q4 FY2020, lower professional fees and reduced travel expense in these organizations.

Our central technology teams continue to make good progress in developing new MCP technologies and in helping our businesses adopt existing ones. Focus areas continue to be intra-Cimpress wholesale transactions, the adoption of modern e-commerce technologies now being used in Vistaprint, National Pen and multiple Upload and Print businesses, and technologies that improve customer experience, drive higher conversion rates and automate manual processes.

Central and Corporate Costs ($M)*
Quarterly


Corporate Costs
Central Operating Costs
MCP Investment
Unallocated SBC
$19
$6
$15
$9
$(11)
$31
$—
$6
$16
$10
$32
$3
$5
$15
$9
$34
$6
$17
$12
$(1)
$38
$3
$6
$17
$13
$38
$4
$6
$17
$12
$30
$1
$5
$14
$10
$31
$1
$6
$14
$10
$31
$—
$6
$16
$8
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

**Q2 FY2019 Central and Corporate Costs were impacted by the reversal of the previously recognized $15.4 million expense for our SPSUs, when we concluded that the achievement of the performance condition was no longer probable. Please see our Q2 FY2019 "Quarterly Earnings Document" for more context.*

WHAT ARE CENTRAL AND CORPORATE COSTS?	
Unallocated Share Based Comp	The GAAP accounting value of performance share units (PSUs) across Cimpress, minus what we cross-charge either to our businesses or to the above central cost categories. We cross-charge the cash grant value of a long-term incentive award. Additionally, the accounting value of the Supplemental PSUs (SPSUs) expense or benefit, if any, are included in this category.
MCP Investment	Software engineering and related costs to expand the functionality of our mass customization platform (MCP).
Central Operating Costs	Our operationally oriented shared-service organizations of (1) global procurement, (2) the technical maintenance and hosting of the MCP, (3) privacy and information security management and (4) the administrative costs of our Cimpress India offices where numerous Cimpress businesses have dedicated business-specific team members. These costs are required to operate our businesses.
Corporate Costs	Corporate activities, including the office of the CEO, the board, directors and officers insurance, treasury, tax, capital allocation, financial consolidation, audit, corporate legal, internal company-wide communications, investor relations and corporate strategy. Additionally, the expense or benefit, if any, for the supplemental performance cash awards that accompany some of the SPSUs are included in this category.

Central and Corporate Costs Excluding Unallocated Share-Based Comp*
($M and as a % of Total Revenue)


$30
4%
$31
5%
$29
4%
$34
5%
$36
4%
$35
6%
$29
7%
$30
5%
$30
4%
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

**We present this cost category excluding the Unallocated SBC to help our investors see the potential for scale leverage in these central costs without the volatility and accounting complexities of the Unallocated SBC. For avoidance of doubt, we view SBC as a cost, and believe investors should too. As a reminder, we charge our businesses a cost based on the cash value of long-term incentive grants, which excludes some of these accounting complexities, and which is included in each segment's results each period. All numbers are rounded to the nearest million and may not sum to total Central and Corporate Costs when combined with the rounded Unallocated SBC figures in the chart above.*

Please see non-GAAP reconciliations at the end of this document.

Page 19 of 36

CURRENCY IMPACTS

Changes in currency rates positively impacted our year-over-year reported revenue growth rate by about 300 basis points in Q2 FY2021, though this impacted some segments more than others. There are many natural expense offsets in local currencies in our business and, therefore, the net currency impact to our bottom line is less pronounced than it is to revenue. As such, we look at constant-currency growth rates to understand revenue trends in the absence of currency movements but typically evaluate our bottom line inclusive of currency movements.

Our most significant net currency exposures by volume are the Euro and the British Pound. We enter into currency derivative contracts to hedge the risk for certain currencies where we have a net adjusted EBITDA exposure. We hedge our adjusted EBITDA exposures because a slightly different but similar EBITDA measure is the primary metric normally used in our debt covenants. We do not apply hedge accounting to these hedges, which increases the volatility of the gains or losses that are included in our net income from quarter to quarter. Realized and unrealized gains or losses from these hedges are recorded in Other income (expense), net, along with other currency-related gains or losses. The realized gains or losses on our hedging contracts are added to our adjusted EBITDA to show the economic impact of our hedging activities.

Our Other income (expense), net was ($17.2) million in Q2 FY2021. The vast majority of this is currency related, as follows:

- Realized losses on certain currency hedges were $1.6 million for the second quarter. These realized losses affect our net income, adjusted EBITDA, and adjusted free cash flow. They are not allocated to segment-level EBITDA.
- Unrealized currency net losses of approximately $15.6 million in Q2 were primarily related to the revaluation of currency derivatives and intercompany, cash and debt balances. These are included in our net income but excluded from our adjusted EBITDA.

Overall, for the reasons described above, year-over-year fluctuations in currencies create different impacts on the various financial results you see throughout this document. At the top right of this page is a table describing these directional net currency impacts when compared to the prior-year period.

Financial Measure	Y/Y Impact from Currency* Q2 FY2021
Revenue	Positive
Operating income	Positive
Net income	Negative
Segment EBITDA	Positive
Adjusted EBITDA	Negative
Adjusted free cash flow	Positive

**Net income includes both realized and unrealized gains or losses from currency hedges and intercompany loan balances. Adjusted EBITDA includes only realized gains or losses from certain currency hedges. Adjusted free cash flow includes realized gains or losses on currency hedges as well as the currency impact of the timing of receivables, payments and other working capital settlements. Revenue, operating income and segment EBITDA do not reflect any impacts from currency hedges or balance sheet translation.*



Other Income (Expense), Net ($M)
$10
$(2)
$9
$16
$(9)
$23
$(6)
$(9)
$(17)
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21



Realized Gains (Losses) on Certain Currency Derivatives ($M)
$7
$5
$6
$5
$10
$5
$4
$1
($2)
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21

Please see non-GAAP reconciliations at the end of this document.

Page 20 of 36

CURRENT OUTLOOK As described at the beginning of this document, we believe the improvements we have made over the last two years, including since the start of the pandemic, bode well for Cimpress in post-pandemic times. In the near term and for the remainder of the fiscal year we expect our financial results will continue to be volatile in function of the intensity of the COVID-19 pandemic, the rate at which it eventually dissipates and what that means for recovery of business activity. Since March of last year, the varying extent of pandemic restrictions in the countries that we serve has driven week-to-week changes in the demand for our products. To date in January our consolidated bookings have been down approximately 20% due to severe restrictions in most of our major markets. The FY2021 cost commentary we shared last quarter and at investor day remains largely unchanged. Despite expected continued volatility, we have become increasingly confident in our eventual post-pandemic recovery and our ability to flex our cost structure when needed. In summary: • We continue to manage our variable and semi-variable costs in line with demand. • Our advertising spend remains an important lever that we can flex up or down. We had implemented first order payback thresholds to preserve liquidity at the peak of uncertainty with the pandemic, but we extended thresholds beyond first order payback in Q1, and further in Q2 in most businesses because we want to allocate capital to advertising where returns justify doing so. In Q2 FY2021 consolidated advertising as a percent of revenue was 12.7% up from 11.8% in Q1 FY2021, primarily as a result of increasing our advertising investment in Vistaprint. That increase included upper funnel spend and sponsorships that have a longer payback profile. We expect to continue to vary advertising spend, including upper funnel Vistaprint spend, depending on demand and in function of the expected returns. • When comparing to our fixed costs for the trailing-twelve-month period ended December 2019 prior to the pandemic and factoring in costs that we have already resumed or decided to reinstate, we still expect the impact of temporary fixed cost reductions in FY2021 to be a benefit of approximately $20 million and we expect the impact of permanent fixed cost reductions to be a benefit of approximately $30 million. Separately, as we prepare for post-pandemic opportunities and as discussed elsewhere in this document, we continue to increase our organic investments in multiple areas, particularly in Vistaprint. • As we shift to a remote-first approach for many of our teams around the world, we are reducing our office footprint. On January 6, 2021 we terminated our largest Cimpress office lease (in Waltham, Massachusetts) and contemporaneously signed a new lease that effectively reduces our occupied square footage in that location by over 60%. After an early termination payment of $3.8 million, beginning in FY2022 we expect to recognize annualized savings of approximately $6 million to $7 million, a portion of which will be reinvested in programs for remote team members. • Capital expenditures are still being controlled, with our focus on required maintenance spend as well as investments with clear payback such as those for new product introduction or significant productivity improvements. • We expect cash taxes to remain low in FY2021 relative to past years' trends, largely due to refunds from net operating loss carry-backs in the U.S. as a result of the CARES Act. • Cash interest expense is expected to increase in FY2021 versus FY2020 by roughly $40 million. We noted earlier in this document that we have met the criteria necessary to elect to end our debt covenant suspension period early, but we have not yet decided to take this action. The first call date on our May 2020 12% second lien debt is in May 2021. If we refinance this debt we will need to exit the covenant suspension period. If we do make the election to end the covenant suspension at any time, we will disclose it publicly when the election is made. When considering working capital changes for the remainder of FY2021, we have now paid nearly all of the supplier, indirect tax, payroll tax, and lease payments that were delayed from Q4 FY2020. As a reminder, we typically see cash outflows from working capital in our March quarter related to the payment of accounts payable and indirect taxes after our December quarter seasonal peak. And finally, when considering the impact of currency exchange fluctuations, we continue to expect the year-over- year adjusted EBITDA impact from currency to be negative due to less favorable average contracted rates on currency hedges relative to FY2020. Please see non-GAAP reconciliations at the end of this document. Page 21 of 36

CIMPRESS PLC CONSOLIDATED BALANCE SHEETS (unaudited in thousands, except share and per share data) December 31, 2020 June 30, 2020 Assets Current assets: Cash and cash equivalents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 36,883 $ 45,021 Accounts receivable, net of allowances of $10,797 and $9,651, respectively . . . . . . . . . . . . . . . 51,404 34,596 Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 85,932 80,179 Prepaid expenses and other current assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 84,965 88,608 Total current assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 259,184 248,404 Property, plant and equipment, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 332,824 338,659 Operating lease assets, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 149,851 156,258 Software and website development costs, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 82,581 71,465 Deferred tax assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 146,814 143,496 Goodwill . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 726,813 621,904 Intangible assets, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 212,078 209,228 Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20,368 25,592 Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 1,930,513 $ 1,815,006 Liabilities, noncontrolling interests and shareholders’ deficit Current liabilities: Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 236,540 $ 163,891 Accrued expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 291,039 210,764 Deferred revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41,913 39,130 Short-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12,603 17,933 Operating lease liabilities, current . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38,315 41,772 Other current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40,966 13,268 Total current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 661,376 486,758 Deferred tax liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30,941 33,811 Long-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,258,535 1,415,657 Operating lease liabilities, non-current . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 122,006 128,963 Other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 157,076 88,187 Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2,229,934 2,153,376 Commitments and contingencies Redeemable noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 65,510 69,106 Shareholders’ deficit: Preferred shares, nominal value €0.01 per share, 100,000,000 shares authorized; none issued and outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — Ordinary shares, nominal value €0.01 per share, 100,000,000 shares authorized; 44,080,627 shares issued; 26,003,649 and 25,885,675 shares outstanding, respectively . . . . . . . . . . . . . . 615 615 Deferred ordinary shares, nominal value €1.00 per share, 25,000 shares authorized, issued and outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28 28 Treasury shares, at cost,18,076,978 and 18,194,952 shares, respectively . . . . . . . . . . . . . . . . . (1,368,723) (1,376,496) Additional paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 438,863 438,616 Retained earnings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 638,883 618,437 Accumulated other comprehensive loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (74,597) (88,676) Total shareholders' deficit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (364,931) (407,476) Total liabilities, noncontrolling interests and shareholders’ deficit . . . . . . . . . . . . . . . . . . . . . . . . . . $ 1,930,513 $ 1,815,006 Page 22 of 36

CIMPRESS PLC
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited in thousands, except share and per share data)

	Three Months Ended December 31,		Six Months Ended December 31,	
	2020	2019	2020	2019
Revenue	$786,145	$820,333	$1,372,645	$1,454,292
Cost of revenue (1)	385,979	394,018	684,823	719,683
Technology and development expense (1)	65,036	64,427	123,525	127,594
Marketing and selling expense (1)	182,322	173,336	320,472	334,253
General and administrative expense (1)	42,979	51,910	84,791	95,533
Amortization of acquired intangible assets	13,453	13,150	26,758	26,168
Restructuring expense (1)	2,182	1,897	2,096	4,087
Income from operations	94,194	121,595	130,180	146,974
Other (expense) income, net	(17,198)	(9,040)	(25,952)	6,634
Interest expense, net	(30,141)	(15,701)	(60,657)	(30,788)
Income before income taxes	46,855	96,854	43,571	122,820
Income tax expense (benefit)	12,954	(93,795)	19,748	(87,680)
Net income	33,901	190,649	23,823	210,500
Add: Net income attributable to noncontrolling interest	(1,614)	(426)	(2,291)	(246)
Net income attributable to Cimpress plc	$32,287	$190,223	$21,532	$210,254
Basic net income per share attributable to Cimpress plc	$1.24	$7.04	$0.83	$7.41
Diluted net income per share attributable to Cimpress plc	$1.22	$6.81	$0.82	$7.19
Weighted average shares outstanding — basic	26,003,649	27,036,675	25,974,823	28,391,855
Weighted average shares outstanding — diluted	26,384,460	27,916,759	26,390,273	29,223,116

(1) Share-based compensation is allocated as follows:

	Three Months Ended December 31,		Six Months Ended December 31,	
	2020	2019	2020	2019
Cost of revenue	$ 34	$ 97	$ 134	$ 185
Technology and development expense	1,215	2,043	3,406	3,777
Marketing and selling expense	754	533	2,439	(778)
General and administrative expense	3,240	5,652	7,547	9,891
Restructuring expense	—	108	—	772

Page 23 of 36

CIMPRESS PLC CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited, in thousands) Three Months Ended December 31, Six Months Ended December 31, 2020 2019 2020 2019 Operating activities Net income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 33,901 $ 190,649 $ 23,823 $ 210,500 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43,597 42,356 85,887 84,891 Share-based compensation expense . . . . . . . . . . . . . . . . . . . . . . . 5,243 8,433 13,526 13,847 Deferred taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2,713 (104,615) 2,681 (105,575) Unrealized loss (gain) on derivatives not designated as hedging instruments included in net income . . . . . . . . . . . . . . . . . . . . . . . . . 17,917 22,075 32,545 7,548 Effect of exchange rate changes on monetary assets and liabilities denominated in non-functional currency . . . . . . . . . . . . . . . . . . . . . 1,826 (3,669) (3,132) 1,359 Other non-cash items . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,637 1,680 4,829 3,045 Changes in operating assets and liabilities: Accounts receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (1,811) (1,645) (14,259) (8,240) Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3,621 (4,270) 510 (10,680) Prepaid expenses and other assets . . . . . . . . . . . . . . . . . . . . . . (2,445) (2,992) 78 (2,255) Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22,116 35,470 60,800 24,432 Accrued expenses and other liabilities . . . . . . . . . . . . . . . . . . . . 22,172 18,720 48,880 46,225 Net cash provided by operating activities . . . . . . . . . . . . . . . . . . . . . . 150,487 202,192 256,168 265,097 Investing activities Purchases of property, plant and equipment . . . . . . . . . . . . . . . . . . . (8,407) (13,901) (16,790) (28,094) Business acquisitions, net of cash acquired . . . . . . . . . . . . . . . . . . . . (36,395) — (36,395) (4,272) Capitalization of software and website development costs . . . . . . . . (11,641) (10,946) (26,445) (23,417) Proceeds from the sale of assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,269 177 3,372 847 Other investing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (419) 217 (419) 1,120 Net cash used in investing activities . . . . . . . . . . . . . . . . . . . . . . . . . . (55,593) (24,453) (76,677) (53,816) Financing activities Proceeds from borrowings of debt . . . . . . . . . . . . . . . . . . . . . . . . . . . 202,000 356,300 301,000 634,085 Payments of debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (289,743) (218,054) (472,469) (292,446) Payments of debt issuance costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . (641) — (1,051) — Payments of purchase consideration included in acquisition-date fair value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — (648) — Payments of withholding taxes in connection with equity awards . . . — (103) (5,592) (462) Payments of finance lease obligations . . . . . . . . . . . . . . . . . . . . . . . . (1,683) (2,645) (3,275) (5,364) Purchase of noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . (5,063) — (5,063) — Distribution to noncontrolling interest . . . . . . . . . . . . . . . . . . . . . . . . . (4,599) (3,921) (4,599) (3,921) Purchase of ordinary shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — (305,690) — (537,573) Proceeds from issuance of ordinary shares . . . . . . . . . . . . . . . . . . . . — 6 — 6 Other financing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (46) (278) (57) (1,715) Net cash used in financing activities (99,775) (174,385) (191,754) (207,390) Effect of exchange rate changes on cash . . . . . . . . . . . . . . . . . . . . . . 1,535 2,329 4,125 (2,253) Net (decrease) increase in cash and cash equivalents . . . . . . . . . . . (3,346) 5,683 (8,138) 1,638 Cash and cash equivalents at beginning of period . . . . . . . . . . . . . . . 40,229 31,234 45,021 35,279 Cash and cash equivalents at end of period . . . . . . . . . . . . . . . . . . . . $ 36,883 $ 36,917 $ 36,883 $ 36,917 Page 24 of 36

ABOUT NON-GAAP FINANCIAL MEASURES: To supplement Cimpress’ consolidated financial statements presented in accordance with U.S. generally accepted accounting principles, or GAAP, Cimpress has used the following measures defined as non-GAAP financial measures by Securities and Exchange Commission, or SEC, rules: Constant-currency revenue growth, constant-currency revenue growth excluding revenue from acquisitions and divestitures made in the last twelve months, upload and print group revenue growth, constant currency revenue growth and profit, adjusted EBITDA, adjusted free cash flow and trailing- twelve-month return on invested capital: • Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar. • Constant-currency revenue growth excluding revenue from acquisitions and divestitures made during the past twelve months excludes the impact of currency as defined above. The organic constant-currency growth rate excludes Albumprinter revenue from Q1 FY2017 through Q1 FY2018, Digipri (the part of our Japan business that we previously sold) revenue for Q2 FY2018, VIDA revenue from Q1 FY2019 through Q4 FY2019, BuildASign revenue from Q2 FY2019 through Q1 FY2020, and 99designs for all periods. • Upload and print group revenue growth is the combination of revenue for PrintBrothers and The Print Group in USD, adjusted to exclude inter-segment revenue when conducted between businesses in these segments. Upload and print group constant-currency revenue growth is the combination of revenue for PrintBrothers and The Print Group in constant currencies, adjusted to exclude inter-segment revenue when conducted between businesses in these segments. Upload and print group EBITDA is the combination of segment EBITDA for PrintBrothers and The Print Group. • Adjusted EBITDA is defined as operating income plus depreciation and amortization (excluding depreciation and amortization related to our Waltham, Massachusetts office lease) plus share-based compensation expense plus proceeds from insurance plus earn-out related charges plus certain impairments plus restructuring related charges plus realized gains or losses on currency derivatives less interest expense related to our Waltham, Massachusetts office lease less gain on purchase or sale of subsidiaries. • Adjusted free cash flow is defined as net cash provided by operating activities less purchases of property, plant and equipment, purchases of intangible assets not related to acquisitions, and capitalization of software and website development costs, plus payment of contingent consideration in excess of acquisition-date fair value, plus gains on proceeds from insurance. • Trailing-Twelve-Month Return on Invested Capital is adjusted net operating profit after tax (NOPAT) or adjusted NOPAT excluding share-based compensation, divided by debt plus redeemable noncontrolling interest plus shareholders' equity, less excess cash. Adjusted NOPAT is defined as adjusted EBITDA from above, plus depreciation and amortization (except depreciation related to Waltham lease and amortization of acquired intangibles), plus share-based compensation not related to investment consideration or restructuring, less cash taxes. Adjusted NOPAT excluding share-based compensation removes all share-based compensation expense in Adjusted NOPAT. Excess cash is cash and equivalents greater than 5% of last twelve month revenues and, if negative, is capped at zero. Leases have not been converted to debt for purposes of this calculation. These non-GAAP financial measures are provided to enhance investors' understanding of our current operating results from the underlying and ongoing business for the same reasons they are used by management. For example, as we have become more acquisitive over recent years we believe excluding the costs related to the purchase of a business (such as amortization of acquired intangible assets, contingent consideration, or impairment of goodwill) provides further insight into the performance of the underlying acquired business in addition to that provided by our GAAP operating income. As another example, as we do not apply hedge accounting for our currency forward contracts, we believe inclusion of realized gains and losses on these contracts that are intended to be matched against operational currency fluctuations provides further insight into our operating performance in addition to that provided by our GAAP operating income. We do not, nor do we suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. For more information on these non-GAAP financial measures, please see the tables captioned “Reconciliations of Non-GAAP Financial Measures” included at the end of this document. The tables have more details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliation between these financial measures. Page 25 of 36

CONSTANT-CURRENCY REVENUE GROWTH RATES (Quarterly) Total Company Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Reported revenue growth 8% 4% 7% 8% (1) % (10) % (36) % (7) % (4) % Currency impact 3% 5% 3% 2% 2% 2% 1% (2) % (3) % Revenue growth in constant currency 11% 9% 10% 10% 1% (8) % (35) % (9) % (7) % Impact of TTM acquisitions, divestitures & JVs (5) % (6) % (5) % (6) % (1) % (1) % (1) % (1) % (2) % Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs 6% 3% 5% 4% — % (9) % (36) % (10) % (9) % Vistaprint Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Reported revenue growth 1% (2) % (2) % (1) % (2) % (12) % (32) % (4) % 1 % Currency impact 2% 3% 2% 2% — % 1% 1% (1) % (3) % Revenue growth in constant currency 3% 1% — % 1% (2) % (11) % (31) % (5) % (2) % Impact of TTM acquisitions, divestitures & JVs — % — % — % — % — % — % — % — % (4) % Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs 3% 1% — % 1% (2) % (11) % (31) % (5) % (6) % Upload and Print ($M) Q2FY20 Q2FY21 YTD Q2FY2020 YTD Q2FY2021 PrintBrothers reported revenue $ 126.6 $ 121.8 $ 235.9 $ 221.9 The Print Group reported revenue $ 87.7 $ 76.2 $ 160.0 $ 142.6 Upload and Print inter-segment eliminations $ (0.2) $ (0.5) $ (0.5) $ (0.8) Total Upload and Print revenue in USD $ 214.1 $ 197.5 $ 395.4 $ 363.7 Upload and Print Q3FY20 Q4FY20 Q1FY21 Q2FY21 Reported revenue growth (5) % (42) % (8) % (8) % Currency impact 2% 1% (5) % (6) % Revenue growth in constant currency (3) % (41) % (13) % (14) % Impact of TTM acquisitions (2) % (1) % (1) % — % Revenue growth in constant currency excl. TTM acquisitions (5) % (42) % (14) % (14) % PrintBrothers Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Reported revenue growth 8% 5% 8% 8% 9% — % (38) % (8) % (4) % Currency impact 4% 9% 7% 5% 3% 3% 1% (5) % (7) % Revenue growth in constant currency 12% 14% 15% 13% 12% 3% (37) % (13) % (11) % Impact of TTM acquisitions — % — % — % — % (4) % (3) % (2) % (2) % — % Revenue growth in constant currency excl. TTM acquisitions 12% 14% 15% 13% 8% — % (39) % (15) % (11) % Values may not sum to total due to rounding. Page 26 of 36

CONSTANT-CURRENCY REVENUE GROWTH RATES (CONT'D)

(Quarterly)

The Print Group	Q2FY19	Q3FY19	Q4FY19	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21
Reported revenue growth	3 %	(2)%	3 %	2 %	— %	(13)%	(47)%	(8)%	(13)%
Currency impact	3 %	8 %	6 %	5 %	3 %	3 %	1 %	(4)%	(6)%
Revenue growth in constant currency	6 %	6 %	9 %	7 %	3 %	(10)%	(46)%	(12)%	(19)%

National Pen	Q2FY19	Q3FY19	Q4FY19	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21
Reported revenue growth	5 %	(2)%	6 %	6 %	(4)%	(14)%	(53)%	(4)%	(10)%
Currency impact	2 %	3 %	2 %	2 %	1 %	1 %	— %	(1)%	(3)%
Revenue growth in constant currency	7 %	1 %	8 %	8 %	(3)%	(13)%	(53)%	(5)%	(13)%

All Other Businesses	Q2FY19	Q3FY19	Q4FY19	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21
Reported revenue growth	544 %	443 %	500 %	448 %	3 %	3 %	1 %	3 %	11 %
Currency impact	14 %	12 %	9 %	1 %	1 %	2 %	2 %	3 %	3 %
Revenue growth in constant currency	558 %	455 %	509 %	449 %	4 %	5 %	3 %	6 %	14 %
Impact of TTM acquisitions and divestitures	(546)%	(470)%	(509)%	(453)%	— %	— %	1 %	— %	— %
Revenue growth in constant currency excl. TTM acquisitions & divestitures	12 %	(15)%	— %	(4)%	4 %	5 %	4 %	6 %	14 %

Values may not sum to total due to rounding.

Page 27 of 36

TWO-YEAR STACKED CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES

(Quarterly)

Total Company	**Q2FY18**	**Q3FY18**	**Q4FY18**	**Q1FY19**
Reported revenue growth	32 %	16 %	12 %	5 %
Currency impact	(5)%	(8)%	(4)%	1 %
Revenue growth in constant currency	27 %	8 %	8 %	6 %
Impact of TTM acquisitions, divestitures & JVs	(16)%	3 %	3 %	2 %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	11 %	11 %	11 %	8 %

Total Company	**Q2FY19**	**Q3FY19**	**Q4FY19**	**Q1FY20**	**Q2FY20**	**Q3FY20**	**Q4FY20**	**Q1FY21**	**Q2FY21**
Reported revenue growth	8 %	4 %	7 %	8 %	(1)%	(10)%	(36)%	(7)%	(4)%
Currency impact	3 %	5 %	3 %	2 %	2 %	2 %	1 %	(2)%	(3)%
Revenue growth in constant currency	11 %	9 %	10 %	10 %	1 %	(8)%	(35)%	(9)%	(7)%
Impact of TTM acquisitions, divestitures & JVs	(5)%	(6)%	(5)%	(6)%	(1)%	(1)%	(1)%	(1)%	(2)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	6 %	3 %	5 %	4 %	— %	(9)%	(36)%	(10)%	(9)%

2-Year Stacked Organic Constant-Currency	**Q2'18+ Q2'19**	**Q3'18+ Q3'19**	**Q4'18+ Q4'19**	**Q1'19+ Q1'20**	**Q2'19+ Q2'20**	**Q3'19+ Q3'20**	**Q4'19+ Q4'20**	**Q1'20+ Q1'21**	**Q2'20+ Q2'21**
Year 1 (Earlier of the 2 Stacked Periods)	11 %	11 %	11 %	8 %	6 %	3 %	5 %	4 %	— %
Year 2 (More Recent of the 2 Stacked Periods)	6 %	3 %	5 %	4 %	— %	(9)%	(36)%	(10)%	(9)%
Year 1 + Year 2	17 %	14 %	16 %	12 %	6 %	(6)%	(31)%	(6)%	(9)%

Note: Total company revenue growth in constant currency excluding TTM acquisitions, divestitures and joint ventures for all periods excludes the impact of currency. The organic constant-currency growth rate excludes Digipri (the part of our Japan business that we previously sold) revenue, for Q2 FY2018, and VIDA revenue from Q1 FY2019 through Q4 FY2019 and BuildASign revenue from Q2 FY2019 through Q1 FY2020.

Values may not sum to total due to rounding.

Page 28 of 36

TWO-YEAR STACKED CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES (CONT'D) (Quarterly) Vistaprint Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Reported revenue growth 1% (2) % (2) % (1) % (2) % (12) % (32) % (4) % 1 % Currency impact 2% 3% 2% 2% — % 1% 1% (1) % (3) % Revenue growth in constant currency 3% 1% — % 1% (2) % (11) % (31) % (5) % (2) % Impact of TTM acquisitions, divestitures & JVs — % — % — % — % — % — % — % — % (4) % Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs 3% 1% — % 1% (2) % (11) % (31) % (5) % (6) % 2-Year Stacked Organic Constant-Currency Q2'19+ Q2'20 Q3'19+ Q3'20 Q4'19+ Q4'20 Q1'20+ Q1'21 Q2'20+ Q2'21 Year 1 (Earlier of the 2 Stacked Periods) 3% 1% — % 1% (2) % Year 2 (More Recent of the 2 Stacked Periods) (2) % (11) % (31) % (5) % (6) % Year 1 + Year 2 1% (10) % (31) % (4) % (8) % PrintBrothers Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Reported revenue growth 8% 5% 8% 8% 9% — % (38) % (8) % (4) % Currency impact 4% 9% 7% 5% 3% 3% 1% (5) % (7) % Revenue growth in constant currency 12% 14% 15% 13% 12% 3% (37) % (13) % (11) % Impact of TTM acquisitions, divestitures & JVs — % — % — % — % (4) % (3) % (2) % (2) % — % Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs 12% 14% 15% 13% 8% — % (39) % (15) % (11) % 2-Year Stacked Organic Constant-Currency Q2'19+ Q2'20 Q3'19+ Q3'20 Q4'19+ Q4'20 Q1'20+ Q1'21 Q2'20+ Q2'21 Year 1 (Earlier of the 2 Stacked Periods) 12% 14% 15% 13% 8 % Year 2 (More Recent of the 2 Stacked Periods) 8% — % (39) % (15) % (11) % Year 1 + Year 2 20% 14% (24) % (2) % (3) % The Print Group Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Reported revenue growth 3% (2) % 3% 2% — % (13) % (47) % (8) % (13) % Currency impact 3% 8% 6% 5% 3% 3% 1% (4) % (6) % Revenue growth in constant currency 6% 6% 9% 7% 3% (10) % (46) % (12) % (19) % 2-Year Stacked Organic Constant-Currency Q2'19+ Q2'20 Q3'19+ Q3'20 Q4'19+ Q4'20 Q1'20+ Q1'21 Q2'20+ Q2'21 Year 1 (Earlier of the 2 Stacked Periods) 6% 6% 9% 7% 3 % Year 2 (More Recent of the 2 Stacked Periods) 3% (10) % (46) % (12) % (19) % Year 1 + Year 2 9% (4) % (37) % (5) % (16) % Values may not sum to total due to rounding. Page 29 of 36

GROSS PROFIT AND CONTRIBUTION PROFIT

(Quarterly, in millions except percentages)

	Q2FY19	Q3FY19	Q4FY19	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21
Total revenue	$825.6	$661.8	$674.7	$634.0	$820.3	$598.0	$429.1	$586.5	$786.1
Cost of revenue	$411.5	$342.7	$344.7	$325.7	$394.0	$309.6	$219.6	$298.8	$386.0
Gross profit (revenue minus cost of revenue)	**$414.1**	**$319.1**	**$330.0**	**$308.3**	**$426.3**	**$288.4**	**$209.5**	**$287.7**	**$400.2**
as a percent of total revenue	*50.2 %*	*48.2 %*	*48.9 %*	*48.6 %*	*52.0 %*	*48.2 %*	*48.8 %*	*49.0 %*	*50.9 %*
Advertising expense and payment processing fees	$147.8	$108.7	$91.5	$103.5	$109.6	$86.9	$43.8	$79.2	$113.8
Contribution profit (gross profit minus advertising/processing fees)	**$266.3**	**$210.4**	**$238.5**	**$204.8**	**$316.8**	**$201.5**	**$165.7**	**$208.4**	**$286.4**
as a percent of total revenue	*32.3 %*	*31.8 %*	*35.4 %*	*32.3 %*	*38.6 %*	*33.7 %*	*38.6 %*	*35.5 %*	*36.4 %*

Values may not sum to total due to rounding.

Page 30 of 36

EBITDA (LOSS) BY REPORTABLE SEGMENT ("SEGMENT EBITDA")

(Quarterly, in millions)

	Q2FY19	Q3FY19	Q4FY19	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21
Vistaprint	$102.5	$ 88.1	$ 93.5	$ 87.3	$138.9	$ 73.8	$ 66.4	$ 90.2	$112.3
PrintBrothers	11.7	8.1	13.1	10.8	16.5	8.7	3.5	9.7	16.5
The Print Group	16.4	15.7	20.1	13.6	18.1	10.9	8.9	12.2	12.6
National Pen	26.6	0.1	7.0	(9.9)	28.1	(1.2)	(9.4)	(10.7)	18.7
All Other Businesses	(2.3)	(1.1)	1.8	1.7	3.7	3.2	8.9	8.6	10.7
Total segment EBITDA (loss)	**$154.9**	**$110.8**	**$135.7**	**$103.6**	**$205.2**	**$ 95.3**	**$ 78.3**	**$110.0**	**$170.7**
Central and corporate costs ex. unallocated SBC	(29.8)	(31.2)	(29.3)	(34.2)	(35.6)	(34.6)	(29.0)	(29.9)	(30.5)
Unallocated SBC	11.1	(0.2)	(3.1)	0.5	(2.8)	(3.7)	(1.0)	(1.2)	(0.5)
Exclude: share-based compensation included in segment EBITDA	(5.6)	4.5	7.6	4.8	8.3	8.9	11.3	8.3	5.2
Include: Realized gains (losses) on certain currency derivatives not included in segment EBITDA	7.4	4.8	6.4	4.8	10.4	5.0	4.3	1.2	(1.6)
Adjusted EBITDA	**$138.1**	**$ 88.9**	**$117.2**	**$ 79.5**	**$185.5**	**$ 70.9**	**$ 63.8**	**$ 88.5**	**$143.4**
Depreciation and amortization	(44.5)	(44.1)	(43.7)	(42.5)	(42.4)	(41.8)	(41.2)	(42.3)	(43.6)
Waltham, MA lease depreciation adjustment[1]	1.0	1.0	1.0	—	—	—	—	—	—
Earn-out related charges	—	—	—	—	—	—	0.1	—	—
Share-based compensation expense[2]	2.7	(4.5)	(7.6)	(4.8)	(8.3)	(8.9)	(11.3)	(8.3)	(5.2)
Certain impairments and other adjustments	(0.1)	(0.8)	(9.9)	0.2	(0.9)	(102.0)	(1.9)	(0.8)	0.2
Restructuring-related charges	(1.0)	(7.9)	(3.0)	(2.2)	(1.9)	(0.9)	(8.5)	0.1	(2.2)
Interest expense for Waltham, MA lease[1]	1.8	1.8	1.8	—	—	—	—	—	—
Realized (gains) losses on currency derivatives not included in operating income	(7.4)	(4.8)	(6.4)	(4.8)	(10.4)	(5.0)	(4.3)	(1.2)	1.6
Total income (loss) from operations	**$ 90.6**	**$ 29.6**	**$ 49.4**	**$ 25.4**	**$121.6**	**$(87.7)**	**$ (3.3)**	**$ 36.0**	**$ 94.2**
Operating income (loss) margin	*11 %*	*4 %*	*7 %*	*4 %*	*15 %*	*(15)%*	*(1)%*	*6 %*	*12 %*
Operating income (loss) year-over-year growth	*25 %*	*78 %*	*126 %*	*524 %*	*34 %*	*(396)%*	*(107)%*	*42 %*	*(23)%*

[1] During Q1 FY2020, we adopted the new lease accounting standard, ASC 842. Our Waltham, MA lease, which was previously classified as build-to-suit, is now classified as an operating lease under the new standard. The Waltham depreciation and interest expense adjustments that were made in comparative periods are no longer made beginning in FY2020, as any impact from the Waltham lease is reflected in operating income.
[2] Includes expense recognized for the change in fair value of contingent consideration and compensation expense related to earn-out mechanisms dependent upon continued employment.

Values may not sum to total due to rounding.

Page 31 of 36

ADJUSTED EBITDA
(Quarterly, in millions)

	Q2FY19	Q3FY19	Q4FY19	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21
GAAP operating income (loss)	$90.6	$29.6	$49.4	$25.4	$121.6	($87.7)	($3.3)	$36.0	$94.2
Depreciation and amortization	$44.5	$44.1	$43.7	$42.5	$42.4	$41.8	$41.2	$42.3	$43.6
Waltham, MA lease depreciation adjustment	($1.0)	($1.0)	($1.0)	$—	$—	$—	$—	$—	$—
Share-based compensation expense[1]	($2.7)	$4.5	$7.6	$4.8	$8.3	$8.9	$11.3	$8.3	$5.2
Interest expense associated with Waltham, MA lease	($1.8)	($1.8)	($1.8)	$—	$—	$—	$—	$—	$—
Certain impairments and other adjustments	$0.1	$0.8	$9.9	($0.2)	$0.9	$102.0	$1.9	$0.8	($0.2)
Restructuring related charges	$1.0	$7.9	$3.0	$2.2	$1.9	$0.9	$8.5	($0.1)	$2.2
Realized gains (losses) on currency derivatives not included in operating income	$7.4	$4.8	$6.4	$4.8	$10.4	$5.0	$4.3	$1.2	($1.6)
Adjusted EBITDA[2,3]	**$138.1**	**$88.9**	**$117.2**	**$79.5**	**$185.5**	**$70.9**	**$63.8**	**$88.5**	**$143.4**

ADJUSTED EBITDA
(YTD, in millions)

	YTD FY2019	YTD FY2020	YTD FY2021
GAAP operating income (loss)	$84.6	$147.0	$130.2
Depreciation and amortization	$85.2	$84.9	$85.9
Waltham, MA lease depreciation adjustment	($2.1)	$—	$—
Share-based compensation expense[1]	$6.2	$13.1	$13.5
Interest expense associated with Waltham, MA lease	($3.7)	$—	$—
Certain impairments and other adjustments	$—	$0.8	$0.6
Restructuring related charges	$1.2	$4.1	$2.1
Realized gains (losses) on currency derivatives not included in operating income	$9.1	$15.2	($0.4)
Adjusted EBITDA[2,3]	**$180.5**	**$265.0**	**$231.9**

[1]SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.
[2]This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions or divestitures; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.
[3]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.

Values may not sum to total due to rounding.

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ADJUSTED EBITDA (TTM, in millions) TTM Q2FY19 TTM Q3FY19 TTM Q4FY19 TTM Q1FY20 TTM Q2FY20 TTM Q3FY20 TTM Q4FY20 TTM Q1FY21 TTM Q2FY21 GAAP operating income (loss) $123.1 $136.1 $163.6 $195.0 $226.0 $108.6 $56.0 $66.6 $39.2 Depreciation and amortization $170.5 $171.2 $173.0 $174.8 $172.6 $170.4 $167.9 $167.7 $168.9 Waltham, MA lease depreciation adjustment ($4.1) ($4.1) ($4.1) ($3.1) ($2.1) ($1.0) $— $— $— Share-based compensation expense1 $35.7 $27.4 $18.3 $14.1 $25.2 $29.6 $33.3 $36.8 $33.7 Proceeds from insurance $0.3 $— $— $— $— $— $— $— $— Interest expense associated with Waltham, MA lease ($7.4) ($7.3) ($7.2) ($5.4) ($3.6) ($1.8) $— $— $— Earn-out related charges $— $— $— $— $— $— ($0.1) ($0.1) ($0.1) Certain impairments and other adjustments $2.4 $2.3 $10.7 $10.6 $11.5 $112.7 $104.6 $105.6 $104.4 Gain on purchase or sale of subsidiaries $0.4 $0.4 $— $— $— $— $— $— $— Restructuring related charges $4.1 $9.6 $12.1 $14.1 $14.9 $8.0 $13.5 $11.3 $11.6 Realized gains (losses) on currency derivatives not included in operating income $1.8 $11.4 $20.3 $23.5 $26.5 $26.6 $24.5 $20.9 $8.9 Adjusted EBITDA2,3 $326.8 $347.0 $386.5 $423.6 $471.1 $453.1 $399.8 $408.7 $366.6 1SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting. 2This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions or divestitures; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA. 3Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting. ADJUSTED FREE CASH FLOW (Quarterly, in millions) Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Net cash provided by operating activities $183.3 $17.0 $108.6 $62.9 $202.2 $19.0 $54.4 $105.7 $150.5 Purchases of property, plant and equipment ($17.7) ($19.2) ($12.6) ($14.2) ($13.9) ($10.5) ($11.8) ($8.4) ($8.4) Capitalization of software and website development costs ($10.7) ($12.7) ($14.0) ($12.5) ($10.9) ($12.4) ($8.2) ($14.8) ($11.6) Adjusted free cash flow $154.8 ($14.9) $81.9 $36.2 $177.3 ($4.0) $34.4 $82.5 $130.4 Reference: Value of capital leases $3.7 $4.4 $0.3 $— $0.1 $1.5 $— $0.1 $0.1 Cash restructuring payments $0.4 $3.1 $1.3 $2.3 $0.5 $2.3 $4.0 $2.5 $1.4 Cash paid during the period for interest $22.3 $10.1 $24.1 $9.4 $23.9 $9.5 $30.1 $9.1 $49.2 Interest expense for Waltham, MA Lease ($1.8) ($1.8) ($1.8) $— $— $— $— $— $— Cash interest related to borrowing $20.4 $8.3 $22.3 $9.4 $23.9 $9.5 $30.1 $9.1 $49.2 Values may not sum to total due to rounding. Page 33 of 36

ADJUSTED FREE CASH FLOW (Year To Date, in millions) YTD FY2019 YTD FY2020 YTD FY2021 Net cash provided by operating activities $205.5 $265.1 $256.2 Purchases of property, plant and equipment ($38.8) ($28.1) ($16.8) Capitalization of software and website development costs ($21.9) ($23.4) ($26.4) Adjusted free cash flow $144.8 $213.6 $212.9 Reference: Value of capital leases $7.2 $0.1 $0.2 Cash restructuring payments $1.7 $2.8 $4.0 Cash paid during the period for interest $29.8 $33.3 $58.3 Interest expense for Waltham, MA Lease ($3.7) $— $— Cash interest related to borrowing $26.1 $33.3 $58.3 ADJUSTED FREE CASH FLOW (TTM, in millions) TTM Q2FY19 TTM Q3FY19 TTM Q4FY19 TTM Q1FY20 TTM Q2FY20 TTM Q3FY20 TTM Q4FY20 TTM Q1FY21 TTM Q2FY21 Net cash provided by operating activities $221.1 $270.2 $331.1 $371.8 $390.7 $392.7 $338.4 $381.2 $329.5 Purchases of property, plant and equipment ($61.0) ($71.4) ($70.6) ($63.7) ($59.9) ($51.3) ($50.5) ($44.7) ($39.2) Purchases of intangible assets not related to acquisitions ($0.1) $— ($0.1) $— $— $— $— $— $— Capitalization of software and website development costs ($44.7) ($46.0) ($48.7) ($49.9) ($50.1) ($49.8) ($44.0) ($46.3) ($47.0) Payment of contingent earn-out liabilities $49.2 $— $— $— $— $— $— $— $— Adjusted free cash flow $164.6 $152.7 $211.8 $258.1 $280.6 $291.5 $244.0 $290.2 $243.3 Reference: Value of capital leases $7.6 $11.6 $11.9 $8.3 $4.8 $1.8 $1.6 $1.7 $1.6 Cash restructuring payments $8.1 $7.0 $6.0 $7.1 $7.1 $6.3 $9.1 $9.3 $10.3 Cash paid during the period for interest $60.6 $62.6 $63.9 $65.8 $67.4 $66.8 $72.9 $72.6 $97.9 Interest expense for Waltham, MA Lease ($7.4) ($7.3) ($7.2) ($5.4) ($3.6) ($1.8) $— $— $— Cash interest related to borrowing $53.2 $55.3 $56.7 $60.4 $63.9 $65.0 $72.9 $72.6 $97.9 Values may not sum to total due to rounding. Page 34 of 36

INTEREST EXPENSE RELATED TO BORROWING (P&L VIEW) (Quarterly, in millions) Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 P&L view of interest expense $16.8 $16.8 $15.8 $15.1 $15.7 $17.3 $27.8 $30.5 $30.1 Less: Interest expense associated with Waltham, MA Lease ($1.8) ($1.8) ($1.8) $— $— $— $— $— $— Less: Interest expense related to investment consideration ($0.8) $— $— $— $— $— $— $— $— Interest expense related to borrowing $14.2 $15.0 $14.0 $15.1 $15.7 $17.3 $27.8 $30.5 $30.1 RETURN ON INVESTED CAPITAL (TTM, in millions except percentages) Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Total Debt $1,048.4 $1,075.1 $1,023.6 $1,227.8 $1,370.3 $1,671.6 $1,433.6 $1,354.2 $1,271.1 Redeemable Noncontrolling Interest $53.4 $52.4 $63.2 $65.5 $68.2 $69.7 $69.1 $71.2 $65.5 Total Shareholders' Equity (Deficit) $128.2 $128.9 $131.8 ($75.6) ($180.5) ($404.3) ($407.5) ($414.4) ($364.9) Excess Cash¹ $— $— $— $— $— ($91.9) $— $— $— Invested Capital² $1,230.0 $1,256.4 $1,218.6 $1,217.7 $1,258.0 $1,245.0 $1,095.2 $1,011.0 $971.7 Average Invested Capital³ $1,067.0 $1,132.6 $1,185.5 $1,230.7 $1,237.7 $1,234.8 $1,204.0 $1,152.3 $1,080.7 TTM Q2FY19 TTM Q3FY19 TTM Q4FY19 TTM Q1FY20 TTM Q2FY20 TTM Q3FY20 TTM Q4FY20 TTM Q1FY21 TTM Q2FY21 Adjusted EBITDA $326.8 $347.0 $386.5 $423.6 $471.1 $453.1 $399.8 $408.7 $366.6 Depreciation and amortization ($170.5) ($171.2) ($173.0) ($174.8) ($172.6) ($170.4) ($167.9) ($167.7) ($168.9) Waltham, MA lease depreciation adjustment $4.1 $4.1 $4.1 $3.1 $2.1 $1.0 $— $— $— Amortization of acquired intangible assets adjustment $50.8 $51.9 $53.3 $55.0 $53.3 $51.9 $51.8 $52.1 $52.4 Share-based compensation ex. restructuring and investment consideration ($27.1) ($18.8) ($15.4) ($11.2) ($25.2) ($29.6) ($33.3) ($36.8) ($33.7) Cash taxes paid in the current period ($32.8) ($30.5) ($26.3) ($25.4) ($20.6) ($20.0) ($13.5) ($9.4) ($13.3) Adjusted NOPAT $151.4 $182.6 $229.2 $270.3 $308.0 $286.1 $236.9 $246.9 $203.0 Average Invested Capital3 (from above) $1,067.0 $1,132.6 $1,185.5 $1,230.7 $1,237.7 $1,234.8 $1,204.0 $1,152.3 $1,080.7 TTM Adjusted ROIC 14% 16% 19% 22% 25% 23% 20% 21% 19 % Adjusted NOPAT (from above) $151.4 $182.6 $229.2 $270.3 $308.0 $286.1 $236.9 $246.9 $203.0 Add back: SBC excluding investment consideration and restructuring4 $27.1 $18.8 $15.4 $11.2 $25.2 $29.6 $33.3 $36.8 $33.7 TTM Adjusted NOPAT excluding SBC $178.4 $201.4 $244.6 $281.5 $333.2 $315.7 $270.1 $283.7 $236.8 Average Invested Capital3 (from above) $1,067.0 $1,132.6 $1,185.5 $1,230.7 $1,237.7 $1,234.8 $1,204.0 $1,152.3 $1,080.7 TTM Adjusted ROIC excluding SBC 17% 18% 21% 23% 27% 26% 22% 25% 22% 1Excess cash is cash and equivalents > 5% of last twelve month revenues; if negative, capped at zero. 2,3Average invested capital represents a four quarter average of total debt, redeemable noncontrolling interests and total shareholder equity, less excess cash. 4Adjusted EBITDA excludes all SBC. We show adjusted NOPAT for the purposes of the ROIC calculation including SBC not related to investment consideration and restructuring, and also without. Values may not sum to total due to rounding. Page 35 of 36

ABOUT CIMPRESS: Cimpress plc (Nasdaq: CMPR) invests in and builds customer-focused, entrepreneurial, mass-customization businesses for the long term. Mass customization is a competitive strategy which seeks to produce goods and services to meet individual customer needs with near mass production efficiency. Cimpress businesses include BuildASign, Drukwerkdeal, Exaprint, National Pen, Pixartprinting, Printi, Vistaprint and WIRmachenDRUCK. To learn more, visit http://www.cimpress.com. Cimpress and the Cimpress logo are trademarks of Cimpress plc or its subsidiaries. All other brand and product names appearing on this announcement may be trademarks or registered trademarks of their respective holders. CONTACT INFORMATION: Investor Relations: Media Relations: Meredith Burns Paul McKinlay ir@cimpress.com mediarelations@cimpress.com +1.781.652.6480 SAFE HARBOR STATEMENT: This earnings commentary contains statements about our future expectations, plans, and prospects of our business that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, including our expectations for the growth and development of our businesses and financial results for the rest of fiscal year 2021; the effects of the COVID-19 pandemic on our business and financial results, including our expectations for our post-pandemic performance; our expectations with respect to our markets and competitive position post-pandemic; expected returns on our investments in our businesses, including advertising spend in the Vistaprint business; anticipated future savings from our cost reductions; our expectations for sales of face masks and other products; the anticipated launches of Vistaprint's new websites in additional markets; our expectations with respect to the newly acquired 99designs business; and the information set forth in the Current Outlook section of this document. Forward-looking projections and expectations are inherently uncertain, are based on assumptions and judgments by management, and may turn out to be wrong. Our actual results may differ materially from those indicated by the forward-looking statements in this document as a result of various important factors, including but not limited to flaws in the assumptions and judgments upon which our forecasts and estimates are based; the development, duration, and severity of the COVID-19 pandemic; our failure to anticipate and react to the effects of the pandemic on our customers, supply chain, markets, team members, and business; our inability to make the investments in our businesses that we plan to make or the failure of those investments to achieve the results we expect; loss or unavailability of key personnel; our failure to develop and deploy our mass customization platform or technology infrastructure or the failure of either platform to drive the performance, efficiencies, and competitive advantage we expect; unanticipated changes in our markets, customers, or businesses; our failure to attract new customers and retain our current customers; our failure to manage the growth and complexity of our business; the failure of the businesses we acquire or invest in to perform as expected; changes in the laws and regulations, or in the interpretation of laws and regulations, that affect our businesses; our ability to maintain compliance with our debt covenants and pay our debts when due; general economic conditions; and other factors described in our Form 10-K for the fiscal year ended June 30, 2020 and the other documents we periodically file with the U.S. SEC. In addition, the statements and projections in this quarterly earnings document represent our expectations and beliefs as of the date of this document, and subsequent events and developments may cause these expectations, beliefs, and projections to change. We specifically disclaim any obligation to update any forward-looking statements. These forward-looking statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to the date of this document. Page 36 of 36